UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 6, 2008

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Rella Blvd., Suite 160, Montebello, NY	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 533-4225

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 6, 2008, Advance Nanotech, Inc.  (the “Company”) will post on its website at www.advancenanotech.com a letter to its shareholders from its Chief Executive Officer to update shareholders on recent developments and strategies going forward (the “Shareholder Letter”). A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Statements in this Report and the Shareholder Letter, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including general economic conditions, spending levels, market acceptance of product lines, the recent economic slowdown affecting technology companies, the future success of scientific studies, ability to successfully develop products, rapid technological change, changes in demand for future products, legislative, regulatory and competitive developments and other factors could cause actual results to differ materially from the Company's expectations. Advance Nanotech’s Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, and recent Current Reports and other SEC filings discuss some of the important risk factors that may affect Advance Nanotech’s business, results of operations and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Item 9.01     Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number		Description

99.1		Shareholder Letter, Dated November 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

By:	/s/ Thomas P. Finn
Name: Thomas P. Finn Title: Chief Financial Officer & Secretary

Dated:  November 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder Letter, dated November 2008 *

* Furnished herewith